                                                               Exhibit 10.19

                                    SUBLEASE

      THIS SUBLEASE, made this 16th day of May, 1999 by and between ACCEPTANCE INSURANCE COMPANIES, INC., a Delaware corporation or its successor ("Sublandlord"), and NATIONAL INFORMATION CONSORTIUM, a Colorado corporation ("Subtenant").

                                    RECITALS:

      A. Pursuant to the terms of that certain lease (the "Lease") dated January 10, 1995, and amended by a First Lease Modification Agreement dated October 30, 1996, by and between Sublandlord and Knickerbocker Properties, Inc. XXI as successor in interest to Metropolitan Life Insurance Company, a New York corporation as ("Landlord"), Sublandlord leases the Leased Premises (as defined in the Lease) in that Building designated as 12 Corporate Woods, the street address of which is 10975 Benson, Overland Park, Johnson County, Kansas 66210, (the "Building"), situated in CORPORATE WOODS, a subdivision in said City, County and State.

      B. Subtenant desires to sublease from Sublandlord a portion of the Leased Premises pursuant to the terms and conditions set forth herein.

      For and in consideration of the rents, covenants and agreements hereinafter set forth, Sublandlord and Subtenant agree with each other as follows:

            1. PREMISES: Sublandlord hereby rents, leases and lets to Subtenant, and Subtenant hereby rents, leases and takes from Sublandlord, the following described premises, consisting of an area of 1,536 usable square feet together with a pro rata share of common floor area allocable thereto, 184 square feet, a total of approximately 1,720 net rentable square feet of office space (the "Premises"), located on the third floor of the Building and is that area identified as Suite 390 on Exhibit A attached hereto.

            2. TERM: The sublease term shall be for thirty-two (32) months commencing on the 1st day of May, 1999 (the "Commencement Date"), and ending on the 31st day of December, 2001.

            3.    RENT:  Subtenant agrees to pay Sublandlord as follows:

                  (a) The monthly rent payable by Subtenant to Sublandlord shall be Two Thousand Seven Hundred Ninety-Five AND NO/100 DOLLARS ($2,795.00) per month. The first month's rent is due upon signature of this document. All subsequent payments of any and all rent shall be due on the first day of each succeeding month thereafter.

                  (b) Additional Rent: Subtenant's Rent includes annual Operating Costs (as defined in the Lease) to the extent they do not exceed $7.91 per net rentable square foot ("Operating Stop"). Subtenant shall pay as Additional Rent, Subtenant's pro rata share of all Operating Costs (as defined in the Lease) assessed to

Sublandlord under the Lease, within ten (10) business days of the written notice from Sublandlord.

                  (c) Subtenant shall pay rent to Sublandlord and shall send rent to: ACCEPTANCE INSURANCE CO's., INC.; OMNI CENTRE BUSINESS PARK; 300 W. BROADWAY, SUITE 100; COUNCIL BLUFFS, IA 51503-9094, or at such address or to such person's attention as Sublandlord shall direct.

            4. SECURITY DEPOSIT: Subtenant has deposited the sum of $2,795.00 with Sublandlord as security for its prompt and proper performance of all the terms, covenants and agreements contained in this Sublease. Subtenant understands and agrees (a) that such deposit is not a prepayment of rent and that Sublandlord shall not be obligated to apply said deposit to any unpaid rent or portion thereof, although it may do so at its option; (b) that such deposit does not constitute a trust fund, and that it may be deposited in any bank or depository selected by Sublandlord and commingled with Sublandlord's other funds; and (c) that Sublandlord shall have no obligation to account to Subtenant and Subtenant shall have no right to recover from Sublandlord any interest, earnings or other increments which may accrue during the time such deposit is held by Sublandlord.

            5. SUBLETTING: This subletting shall be upon and subject to all the rules and regulations of Landlord and the terms and conditions of the Lease, except if there is a provision of this Sublease inconsistent with the Lease or rules and regulations, then the Lease or rules or regulations, respectively, will control. Subtenant further agrees to comply with all terms and conditions imposed on Sublandlord in the Lease, except as specifically otherwise addressed in this Sublease. Subtenant shall pay to Sublandlord any amounts due by Sublandlord to Landlord under the Lease as a result of Subtenant's actions or inactions with respect to the Premises, including but not limited to repairs, damages and alterations to the Premises.

            6. INSURANCE: Subtenant shall deliver to Landlord an insurance certificate (in the same amounts and coverages) per Section 17 of the Lease, First Lease Modification Agreement, naming Landlord and Sublandlord as additional insureds. Subtenant shall deliver to Sublandlord a certificate of insurance evidencing coverage per Section 17 of the Lease and First Lease Modification Agreement.

            7. LIABILITY: Subtenant further agrees that Sublandlord shall not be liable to Subtenant or its agents, servants, employees, customers or invitees, for any damage to person or property caused by any act, omission or neglect of Subtenant, its agents, servants, employees, clients or invitees, and Subtenant agrees to hold Sublandlord and Landlord and their agents, servants, employees, clients or invitees harmless from all claims for any such damage. Subtenant shall not be liable to Sublandlord or to Sublandlord's agents, servants, employees, clients or invitees for any damage to person or property caused by an act, omission or neglect of Sublandlord, or Landlord, their agents, servants, employees, clients and invitees. Sublandlord agrees to hold Subtenant and Landlord or their agents, servants, employees, clients and invitees harmless from all claims for any damage caused by an act, omission or neglect of Sublandlord, its agents, servants, employees clients and invitees.

            8. LEASEHOLD IMPROVEMENTS: Subtenant agrees to sublease the Premises in an "as is" condition. However, Sublandlord agrees to pay all costs to install a wall (sheetrocked, taped, sanded and painted) with cove base to separate Suite 380 from Suite 390. Sublandlord will provide directory signage, door signage, and have the locks re-keyed for Subtenant.

            9. BINDING EFFECT: This Sublease shall be binding upon, and shall inure to the benefit of the parties and their respective heirs, successors and assigns.

            10. GOVERNING LAW: This Sublease shall be construed according to the laws of the State of Kansas.

            11. SUBLANDLORD'S LIABILITY: Sublandlord shall remain liable for the performance and observation of the covenants and conditions in the Lease contained on its part to be performed and observed.

            12. SUBLANDLORD'S COMPLIANCE: The Sublandlord has, to date, complied with all terms of the Lease and will duly observe and perform those obligations imposed upon it under the Lease.

            13.   RIGHTS AND OBLIGATIONS OF THE PARTIES; FURTHER SUBLETTING OR
ASSIGNMENT: All of the terms, provisions, covenants and conditions contained in the Lease are incorporated herein by reference and are hereby made a part of this Sublease with the same force and effect as if Sublandlord were the Landlord under the Lease and Subtenant were the Tenant thereunder, from and after May 1, 1999. In the event of any breach of this Sublease by Subtenant, Sublandlord will have the same rights against Subtenant under this Sublease as would be available to Landlord against the Sublandlord under the Lease if such breach were by the Sublandlord. Subtenant will have no right to assign the Sublease or sublet the Premises nor any part thereof, or encumber or otherwise transfer in any way, this Sublease or the Premises, nor part with or share possession of the Premises. Subtenant will have no right or option to hold over or extend this Sublease beyond December 31, 2001, nor to act on behalf of Sublandlord as Tenant under the Lease to hold over or extend occupancy of the Premises beyond the term of the Lease.

            14. USE AND SURRENDER OF PREMISES: Subtenant will use the Premises for general office business purposes and for no other purpose. Upon termination of this Sublease, Subtenant will quit and surrender to Sublandlord the Premises (along with all keys, locks and the fixtures connected with the Premises), free of all of Subtenant's office furniture and personal property, in "broom-clean" condition.

      IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.


SUBLANDLORD:                                 SUBTENANT:


ACCEPTANCE INSURANCE COMPANIES, INC.         NATIONAL INFORMATION CONSORTIUM
a Delaware corporation                       a Colorado corporation


By:  /s/ Bess Groben                         By:       James B. Dodd
   -----------------------------------            -----------------------------

Name:    Bess Groben                         Name:     James B. Dodd
     ---------------------------------            ------------------------------

Title:   Facilities Manager                  Title:    President
      --------------------------------             -----------------------------

                          SUBLEASE ADDENDUM NUMBER ONE

This Sublease Addendum made this 14th day of May, 1999 by and between Acceptance Insurance Companies Inc. (Sublandlord) and National Information Consortium (Subtenant) to supplement the terms and conditions of the Sublease between the parties and hereby is attached thereto and incorporated by reference therein. In consideration of the mutual covenants contained herein, Sublandlord and Subtenant agree as follows:

1. DISCRETIONARY OPTION Provided Subtenant is not in default with any of the terms and conditions of the Sublease and subject to Sublandlord's sole discretion to do so, Sublandlord hereby grants Subtenant an option to sublease the additional space at the Overland Park premises now occupied by the Sublandlord.

2. PREMISES Subject to the terms of the discretionary option, Sublandlord hereby rents, leases and lets to Subtenant, and Subtenant hereby rents, leases and takes from Sublandlord, the following described premises, consisting of an area of 1,187 rentable square feet of office space located on the third floor of the Building designated at 12 Corporate Woods, the street address of which is 10975 Benson, Overland Park, Kansas 66210 identified as Suite 380.

3.       TERM The sublease term shall be for nineteen (19) months, seventeen
         (17) days, commencing on the 15th day of May, 2000 and ending on the 31st day of December, 2001.

4. RENT Subtenant agrees to pay Sublandlord for the additional option space as follows:

         A. The monthly rent payable by Subtenant to Sublandlord shall be Nineteen Hundred Twenty Eight AND 88/100 DOLLARS ($1,928.88) per month. The first month's rent is due May 15, 2000. All subsequent payments of any and all rent shall be due on the first day of each succeeding month thereafter.

         B. Additional Rent: Subtenant's Rent includes annual Operating Costs (as defined in the Lease) to the extent they do not exceed $7.91 per net rentable square foot ("Operating Stop"). Subtenant shall pay as Additional Rent, Subtenant's pro rata share of all Operating Costs (as defined in the Lease) assessed to Sublandlord under the Lease, within ten (10) business days of the written notice from Sublandlord.

         C. Subtenant shall pay rent to Sublandlord and shall send rent to: ACCEPTANCE INSURANCE COMPANIES INC.; OMNI CENTRE BUSINESS PARK; 300 W. BROADWAY, SUITE 100; COUNCIL BLUFFS, IA 51503-9094, or at such address or to such person's attention as Sublandlord shall direct.

5. SECURITY DEPOSIT Subtenant will deposit prior to May 15, 2001, the sum of $1,928.88 with Sublandlord as security for its prompt and proper performance of all the terms, covenants and agreements contained in this Sublease Addendum. Subtenant understands and agrees (a) that such deposit is not a prepayment of rent and that Sublandlord shall not be obligated to apply said deposit to any unpaid rent or portion thereof, although it may do so at its option; (b) that such deposit does not constitute a trust fund, and that it may be deposited in any bank or depository selected by Sublandlord and commingled with Sublandlord's other funds; and (c) that Sublandlord shall have no obligation to account to Subtenant and Subtenant shall have no right to recover from Sublandlord any interest, earnings or other increments which may accrue during the time such deposit is held by Sublandlord.

6. SUBLET If Sublandlord, in its sole discretion, refuses to grant Subtenant the option for additional space, Subtenant, pursuant to the following, shall be allowed to sublet Subtenant's original subleased premises. This subletting shall be upon and subject to all the rules and regulations of Sublandlord and the terms and conditions of the Sublease, except if there is a provision of this Sublease inconsistent with the Lease or rules and regulations, then the Lease or rules or regulations, respectively, will control. Subtenant further agrees to comply with all terms and conditions imposed on Sublandlord in the Lease, except as specifically otherwise addressed in this Sublease. Subtenant shall remain liable for said rent to Sublandlord if Subtenant is unable to sublet original premises and shall pay to Sublandlord any amounts due under the Sublease as a result of Subtenant's actions or inactions with respect to the Premises, including but not limited to repair, damages and alterations to the Premises.

7. OTHER TERMS Sublandlord and Subtenant agree all other terms of the Sublease and Lease shall be applicable to this Sublease Addendum.

8. LEASEHOLD IMPROVEMENTS If Sublandlord does grant Subtenant the option for additional space, there shall be no subleasehold improvements paid for by the Sublandlord and Subtenant agrees to sublease the additional space in an "as is" condition.

         IN WITNESS WHEREOF, the parties hereto have executed this Sublease Addendum as of the day and year first above written.

SUBLANDLORD:                                  SUBTENANT:

ACCEPTANCE INSURANCE COMPANIES, INC.          NATIONAL INFORMATION CONSORTIUM
a Delaware Corporation                        a Colorado Corporation

By: /s/ Bess Goben                            By: /s/ James B. Dodd
   ------------------------------                -----------------------------
Name:   Bess Goben                            Name:   James B. Dodd
     ----------------------------                   --------------------------
Title:  Facilities Mgr.                       Title:  President
      ---------------------------                   --------------------------

                                     LEASE

       THIS LEASE ("Lease"), is made as of the 15th day of January, 1995, between METROPOLITAN LIFE INSURANCE COMPANY, a New York Corporation, as "Landlord", and Acceptance Insurance Companies, Inc, a Delaware Corporation, as "Tenant".

       W I T N E S S E T H:

       For and in consideration of the rents, covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Leased Premises (hereinafter defined) upon the following terms and conditions:

1.     TERM.

       A.     The term of this Lease ("Term" or "Lease Term") shall be three
(3) years, 0 (zero) months, and 0 (zero) days commencing on the first
(1st) day of March, 1995 ("Commencement Date"), unless adjusted as hereinafter provided, and ending on the last day of February, 1998, unless sooner terminated as hereinafter provided.

       B. If Landlord shall permit Tenant to enter into possession of the Leased Premises prior to the Commencement Date, Tenant covenants and agrees that its occupancy shall be deemed to be under all of the covenants and agreements of this Lease and that it shall pay Landlord Rent, on a daily basis, in the amount or amounts herein otherwise provided for, as though the date Tenant did enter into possession was the designated Commencement Date. In the event Tenant's entry into possession shall occur on a day other than the first day of the month in which possession is permitted, all Rent provided for herein shall be prorated for such month on a daily basis, at the rate payable during the first month for which Rent is payable hereunder.

       C. If Tenant enters into possession of the Leased Premises on a date other than the Commencement Date, the expiration date of the Lease Term shall not be adjusted unless otherwise hereafter agreed to in writing by Landlord.

       D. If by the Commencement Date specified in Section 1, paragraph A hereof, the Leased Premises have not been substantially completed pursuant to the plans and specifications set forth on Exhibit B, due to omission, delay or default by Tenant or anyone acting under or for Tenant ("Tenant Delay") or due to any cause other than Landlord's default, Landlord shall have no liability, and the obligations of this Lease (including, without limitation, the obligation to pay Rent) shall nonetheless commence as of the specific date set forth in
Section 1, paragraph A hereof.

       E. If, however, the Leased Premises are not substantially completed due to default on the part of Landlord, then as Tenant's sole remedy for the delay in Tenant's occupancy of the Leased Premises, the Commencement Date shall be delayed and the Rent herein provided shall not commence until the earlier of actual occupancy by Tenant or substantial completion of the work which Landlord has agreed to perform.

2.     LEASED PREMISES.

Landlord hereby rents, leases and lets to Tenant, and Tenant hereby rents, leases and takes from Landlord, the following described premises, consisting of an area of approximately 520 square feet of space ("Leased Premises") together with the pro rata share of common floor area allocable thereto, which is approximately 62 square feet, for a total of approximately 582 net rentable square feet, which is designated as Suite 380 located on the third
(3rd) floor in that building designated as 12 Corporate Woods ("Building"), which Building contains approximately 101,331 total net rentable square feet, the street address of which is 10975 Benson, and which is located within the Corporate Woods Subdivision ("Corporate Woods"), in Overland Park, Johnson County, Kansas 66210. The location of the Leased Premises within the Building is further shown on Exhibit A attached hereto and is that area crosshatched.

3.     SECURITY DEPOSIT.

Upon execution of this Lease, Tenant shall deposit with Landlord, the sum of Eight Hundred Sixty Eight and 15/100 Dollars ($868.15) ("Security Deposit") as security for its prompt and proper performance of all the terms, covenants and agreements contained in this Lease. Tenant understands, acknowledges and agrees
(i) that the Security Deposit is not a prepayment of rent; (ii) that Landlord shall not be obligated to apply the Security Deposit to any unpaid Rent or portion thereof, although it may do so at its option; (iii) that the Security Deposit does not constitute a trust fund; (iv) that the Security Deposit may be deposited in any account including an interest bearing account maintained by Landlord, in any bank or depository selected by Landlord, and commingled with Landlord's other funds; and (v) that Landlord shall have no obligation to pay interest on the Security Deposit and Tenant shall have no right to recover from Landlord and Landlord shall have no obligation to account to Tenant for any interest, earnings or other increments which may accrue during the time the Security Deposit is held by Landlord, except as otherwise specifically provided in this Lease. The Security Deposit shall be held by Landlord as security for the performance by Tenant of all of Tenant's covenants and obligations under this Lease. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearage of Rent or to satisfy any other covenant or obligation of the Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease and has paid in full all Rent and prorations and assuming Landlord is not required to make repairs to the Leased Premises caused by Tenant's vacating or by extraordinary wear and tear, or remove any then existing leasehold improvements, then the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Leased Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

4.     LANDLORD'S LIEN.

       As security for the performance of the obligations of Tenant under this Lease, Tenant hereby grants Landlord a security interest in all equipment, inventory, fixtures, furniture, and all other property now owned or hereafter acquired by Tenant which is located in the Leased Premises, and all additions thereto, and all proceeds and products thereof. Tenant shall not remove any of such personal property from the Leased Premises until all of Tenant's obligations under this Lease have been satisfied in full. Without excluding any other manner of notice, any requirement of reasonable notice to Tenant of Landlord's intention to dispose of any property pursuant to the enforcement of such security interest will be met if such notice is given at least ten (10) days before the time of such disposition. Any sale made pursuant to the enforcement of such security interest shall be deemed to have been a public sale conducted in a commercially reasonable manner if held at the Leased Premises or at any warehouse in Johnson County, Kansas to where such property has been relocated by Landlord after advertisement of the time, place, method of sale and a general description of the property to be sold, in a daily newspaper published in Johnson County, Kansas, or Kansas City, Missouri for five (5) consecutive business days before the date of sale. The Tenant agrees to execute upon demand and deliver to the Landlord within ten (10) days after written request therefor by or on behalf of Landlord, such financing statements, continuation statements and other instruments which might reasonably be required to perfect, protect or continue the foregoing security interest.

5.     RENT.

       Tenant agrees to pay Landlord rent as follows:

       A.     BASE RENT.  The monthly base rent ("Base Rent") shall be:
Eight Hundred Sixty-Eight and 15/100 DOLLARS ($868.15), from March 1, 1995 to February 28, 1998; -- ($ -- ) from -- to --; and -- ($ -- ) from -- to --.
All base Rent shall be payable in advance. The Base Rent for the first calendar month or partial calendar month of the Term shall be due upon the Commencement Date subject to Section 7 hereof, and the remaining payments of Base Rent shall be due on the first day of each calendar month thereafter during the Term. The Base Rent includes annual Operating Costs (hereinafter defined) to the extent they do not exceed $__________ per net rentable square foot ("Operating Stop").

       B. ADDITIONAL RENT. In addition to the Base Rent, Tenant shall pay during the Lease Term as additional rent ("Additional Rent"), the following:

              (i) Tenant's pro rata share of all Operating Costs (hereinafter defined) reasonably attributable to the Leased Premises during the Term, to the extent such Operating Costs attributable TO the Leased Premises exceed the Operating Stop included in the Base Rent; and

              (ii) All other sums or amounts herein otherwise provided for, which are to be paid for by Tenant.

       C. All Base Rent and Additional Rent (both Base Rent and Additional Rent are herein included in the term "Rent") due hereunder shall be due and payable in U.S. dollars without notice or demand, both of which are hereby expressly waived, and without offset or counterclaim, except as herein specifically provided otherwise. Tenant's pro rata share of any item under this Lease shall be that percentage which the net rentable square feet of space in the Lease bears to the total net rentable square feet of space in the Building. All Rent shall be payable to Landlord, c/o Jones & Company, 9401 Indian Creek Parkway
- Suite 1000, Overland Park, Kansas 66210, or at such other address as Landlord may from time to time direct in the manner required hereunder for giving notice. If any Rent is not paid within ten (10) days after the same is due, Tenant shall pay to Landlord a late payment fee to compensate Landlord for its extra expenses, inclusive of legal fees, involved in handling such delinquency. The late payment fee shall be the greater of five percent (5%) of the amount delinquent, or $100.00, plus interest at the rate of eighteen percent (18%) per annum or the maximum rate which can be legally charged, whichever is less, on the entire delinquent sum from its due date until paid, which amounts shall be payable as Additional Rent.

6.     RENT ADJUSTMENT.

       A. OPERATING COSTS. Operating Costs for the Building shall be determined on an accrual basis for calendar year by taking into account on a consistent accounting basis all costs of management, maintenance, and operation of the Building, including, but not limited to, the costs of cleaning, utilities, water, air conditioning, heating, plumbing, elevator service, insurance and general maintenance contracts, costs of maintaining lawns, drives and parking areas, costs amortized over at least a five-year period for capital improvements designed to conserve energy or expected to reduce Operating Costs property taxes and special assessments against the Building, plus this Building's allocate share of all costs of maintaining and insuring common area within Corporate Woods, and all taxes and special assessments against such common areas, plus all other costs which can properly be considered operating expenses for the Building, but excluding costs of capital improvements (other than those amortized over at least a five.-year period for capital improvements designed to conserve energy or expected to reduce Operating Costs), alterations for Tenants, leasing commissions, advertising, depreciation, interest, income taxes and administrative costs not specifically incurred in the management and operation of the Building.

       B. PROJECTED OPERATING COSTS. Whenever Landlord determines that projected Operating Costs ("Projected Operating Costs") attributable to the Leased Premises pursuant to the terms and provisions of this Lease during any calendar year will exceed the Operating Stop, Tenant shall pay to Landlord as Additional Rent, monthly, that portion of the Projected Operating Costs for the current calendar year, retroactive to January 1 of such calendar year, equal to one-twelfth (1/12) of the amount by which the Projected Operating Costs for the Leased Premises during the current calendar year exceed the Operating Stop. Any adjustment in Projected Operating Costs shall not cause an adjustment in the monthly Base Rent or the Operating Stop for the Leased Premises. Notice of any adjustment in Projected Operating Costs for the Leased Premises shall be given Tenant on or before April 1st of the year for which such adjustment is effective, or as soon thereafter as Landlord has determined the amount of such adjustment, if any, and any increase in the monthly payment toward the Projected Operating Costs in excess of the Operating Stop for the Leased Premises prior to the giving of such notice, after deducting all prepayments thereon made by Tenant, if any, shall be due in a lump sum as Additional Rent within ten (10) days after receipt of Landlord's statement therefor.

       C. INTERIM ADJUSTMENT. If at any time during the Lease Term, Landlord determines that the Projected Operating Costs attributable to the Leased Premises during any calendar year are anticipated to be in excess of the last Projected Operating Costs submitted to Tenant,

Landlord may provide Tenant with a revised summary of Projected Operating Costs for such calendar year and advise Tenant of the sum by which Projected Operating Costs exceed the last Projected Operating Costs submitted to Tenant. In such event, Tenant shall pay to Landlord monthly during such calendar year as Additional Rent, a sum equal to one-twelfth (1/12) of the sum by which the Projected Operating Costs, as reflected in the revised summary, exceed the last Projected Operating Costs submitted to Tenant. Tenant shall also pay to Landlord as Additional Rent, one-twelfth (1/12) of such sum for each month or fractional month of the calendar year which has elapsed as of the date of such notice.

       D. YEAR END ADJUSTMENT. Upon completion of each calendar year, Landlord shall determine the Operating Costs for such calendar year and shall advise Tenant of such actual figures by April 1 of the following calendar year exceed the total of Operating Stop and all additional payments of Projected Operating Costs for such calendar year, such excess shall be due in a lump sum as Additional Rent within ten (10) days after receipt of Landlord's statement therefor. If the Operating Costs for the Leased Premises for any calendar year exceed the Operating Stop, but are less than the total of the Operating Stop and all additional payments of Projected Operating Costs for such calendar year, Landlord shall credit such excess against any unpaid Rent then due hereunder, but if none, at Tenant's option, Landlord shall either refund to Tenant the amount of any excess payment of Rent, or credit such excess against the next maturing installment of Rent due hereunder. If the Term of this Lease shall end during any calendar year in which Additional Rent is due hereunder, Tenant's obligation to pay Additional Rent shall be applicable to only those calendar months prior to the end of the Lease Term hereunder. The provisions of this paragraph shall survive termination of the Lease.

7.     PRORATION OF FIRST AND LAST MONTH'S RENT.

       A. Tenant shall not be obligated to pay Rent hereunder until delivery of possession of the Leased Premises is tendered by landlord unless otherwise herein provided. Delivery of possession of the Leased Premises to Tenant shall be deemed to have been made when the Leased Premises have been substantially completed in compliance with and subject to the provisions of Section 13 hereof and the Leased Premises are tendered to or made available to Tenant for the installation of its fixtures and equipment. In the event delivery of possession is made on a day other than the first day of a calendar month, all Rent provided for herein shall be prorated for said month on a daily basis by taking the annualized rent, dividing it by 365 to establish the daily Rent, and then multiplying the daily Rent times the actual days following the delivery of possession included within such month.

       B. If the Lease Term ends on any date other than the last day of a month, whether by expiration of the state Lease Term or otherwise, all Rent provided for herein shall be prorated for such month on a daily basis by taking the annualized rent, dividing it by 365 to establish the daily Rent, and then multiplying the daily Rent times the actual days included within such month.

8.     USE.

       Tenant agrees that it shall use the Leased Premises solely for general office use and for no other purpose. Tenant agrees that it will not do or permit anything to be done in or about the

Leased premises or in the Building or in Corporate Woods which will in any way obstruct or interfere with the rights of any other tenant or occupant of the Building or Corporate Woods, or injure or annoy them or disturb their quiet enjoyment, or interfere with any services to be provided to any common areas or to any other tenant within the building or Corporate Woods, or use or allow the Leased Premises to be used for any improper, immoral, unlawful or objectionable purpose, or in any manner which might injure or tend to injure, impair or tend to impair, the character, reputation or appearance of the Building, Corporate Woods, or any part thereof or which may invalidate or increase the premium cost of any insurance carried on the building. Tenant shall not commit waste in, on or about the Leased Premises, the Building or Corporate Woods.

9.     SERVICES.

       A. So long as Tenant is not in default under this Lease within the limitations hereinafter set forth, Landlord shall furnish Tenant during the Lease Term with the following services:

              (i) Normal Business Hours: Landlord shall operate the Building during normal business hours ("Normal Business Hours") which shall be Monday through Friday, from 8:00 a.m. to 6:00 p.m., and on Saturday from 8:00 am. to 1:00 p.m., exclusive of holidays.

              (ii) Water: Landlord shall supply to the common areas of the Building warm and cold water as reasonably necessary for normal drinking, lavatory, toilet and cleaning purposes.

              (iii) Elevator: Landlord shall supply appropriate elevator services for the Building during Normal Business Hours and at all other times shall provide what Landlord deems to be sufficient elevator service, subject always to reasonable security requirements, to permit Tenant reasonable access to the Leased Premises.

              (iv) HVAC: Landlord shall supply to the common areas and to the Leased Premises, on a year-round basis during Normal Business Hours, heat, ventilation and air conditioning, on a reasonable basis, through the heating, ventilating and air conditioning systems of the Building, at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority. Landlord further agrees to provide upon prior written request from Tenant to Landlord, prior to 3:00 p.m. of the preceding business day, heating or air conditioning services for the Leased Premises at times other than as above specified, but Tenant shall pay as Additional Rent, the entire cost of such additional services, based upon an hourly rate determined by Landlord.

              (v) Electricity: Landlord shall supply electrical power to meet normal electrical power needs for normal office uses during Normal Business Hours including power for standard lighting or other lighting approved by Landlord, typewriters, dictating equipment, calculating machines, personal computers and other machines of similar low electrical consumption, but not including electricity required for any item of electrical equipment which singularly consumes more than .25 kilowatts per hour at rated capacity or requires voltage other than 120 volts single phase. Landlord may cause the Leased Premises to be separately metered or submetered, and from time to time, Landlord may at its option, cause a qualified electrical engineer or consultant to make an electrical usage analysis of the Leased Premises, all at Tenant's cost, which costs shall be due and payable upon demand as Additional Rent. If Tenant's electrical usage as determined either by metering, submetering or an electrical usage survey exceeds the normal electrical usage to be provided by Landlord hereunder, Tenant shall pay monthly as Additional Rent the entire cost of providing such excess electricity.

              (vi) Maintenance: Landlord shall provide routine maintenance and electric lighting service (including lamp replacement), for all common area and service area of the Building and Corporate Woods in the manner and to the extent deemed by Landlord to be standard; and lamp replacement for all standard fluorescent light fixtures in the Leased Premises necessary to maintain the lighting provided by Landlord as a part of the improvements. In addition, solely at Tenant's cost, Landlord agrees to replace lamps in any non-standard light fixtures installed in the Leased Premises with Landlord's consent, using lamps supplied by and at the cost of Tenant.

              (vii) Security: Landlord shall provide security in the form of limited access to the Building during other than Normal Business Hours, in such form as Landlord deems appropriate. Landlord shall have no liability to Tenant, its employees, agents, invitees or licensees for any losses resulting from theft or burglary, or for damages done by persons on the Leased Premises and Landlord shall not be required to insure against any such losses. Tenant shall fully cooperate with Landlord's efforts to maintain security in the Building and within Corporate Woods and Tenant shall follow and shall cause its agents and employees to follow all regulations promulgated from time to time by Landlord with respect thereto.

              (viii) Janitorial: Landlord shall furnish to the common areas and to the Leased Premises, reasonable janitorial services and normal trash removal five (5) times weekly, exclusive of Saturdays, Sundays and holidays, compatible with other office buildings within Corporate Woods.

       B. If at any time or from time to time Tenant requires, requests or obtains any additional work or services of any type in excess of those required to be supplied by Landlord, or if Tenant installs or causes Landlord to install any floor covering, lighting or other improvements which require any special care or treatment, Landlord may furnish such additional work or service to Tenant upon reasonable notice, and Tenant shall pay to Landlord all additional costs associated therewith, including a reasonable administrative or overhead charge by Landlord, as Additional Rent, upon being billed therefore, and the costs of such additional work or services billed directly to Tenant shall be excluded from Operating Expenses.

       C. Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply to the Building or the Leased Premises, will be free from interruption. Landlord shall not be responsible or liable for any damage, loss or inconvenience resulting from failure to furnish any of the above services or any other services which Landlord agrees to provide to the extent such failure is caused by acts of God, strikes, lockouts, embargoes, material shortages, war, accidents or other conditions reasonably beyond Landlord's control, or to the extent caused by maintenance, inspections, repairs, alterations, changes or improvements in any part of the Building, or in Corporate Woods, or to the extent caused by the failure of outside agencies to furnish such services. No failure to provide any such service or services shall constitute an eviction nor entitle Tenant to any reduction, offset, discontinuance or delay in the payment of any Rent or Additional Rent.

       D. Tenant shall pay for the installation, use and maintenance of all of its telephone and other communication services, subject to Landlord's right to direct and approve the location and method of installation of all wires and other equipment which are to be installed in the Building. Tenant shall have no right to install any portion of any such installation, other than normal wiring, outside of the Leased Premises.

10.    REPAIRS, MAINTENANCE AND ALTERATIONS.

       A. Landlord agrees to maintain the structure, roof, exterior walls, exterior doors, exterior windows, public restrooms, elevators, all plumbing, heating, air conditioning and similar equipment and the corridors of the Building of which the Leased Premises is a part, and the grounds and parking areas serving the Building, and the common areas within Corporate Woods in good repair, provided, however, that if any repairs to any part of the Building or any such equipment installed in or used in connection with the Building or any of the grounds or parking areas serving the Building or any common areas of Corporate Woods is necessitated by the negligent act or omission of Tenant, its employees, agents, contractors, customers, guests, licensees or invitees, Tenant shall immediately reimburse Landlord for the cost thereof upon demand, as Additional Rent, and such reimbursed costs shall be excluded form the Operating Costs.

       B. Tenant shall make no alterations, improvements or changes to the Leased Premises, the Building or Corporate Woods or install any vending machines on the Leased Premises without Landlord's prior written consent. Unless Landlord shall otherwise agree in writing, all maintenance, alterations, replacements, repairs, improvements or changes to which Landlord may consent shall be done either by or under the direction of Landlord, but at the sole cost of Tenant and only pursuant to such plans, specifications and agreements as are approved by Landlord. By consenting to or approving any plans, specifications and agreements for any alterations, improvements or changes which Tenant desires to make to the Leased Premises, Landlord does not warrant and shall assume no responsibility or liability for the completeness, design sufficiency, or compliance of such plans with all applicable laws, rules and regulations of governmental agencies or authorities.

       C. Tenant shall be responsible for the Leased Premises and at Tenant's cost, shall keep it in a safe, neat and attractive condition. Tenant shall pay for all redecoration, remodeling, alteration and painting of the Leased Premises desired by Tenant which are approved by Landlord. Tenant shall also pay for the repair and maintenance during the Lease Term of all special equipment or improvements installed in the Leased Premises, including, but not limited to, supplemental air handling units, dishwashers, icemakers, disposals, showers, sinks, commodes, parquet floors, glass walls or sidelights and other similar equipment or improvements.

       D. Tenant covenants and agrees to reimburse Landlord for all costs and expenses incurred by Landlord to repair or replace any damage done to Corporate Woods, the Building, the Leased Premises, or any part of any of such property, caused by Tenant or Tenant's agents, employees, invitees, of visitors and such repairs shall restore the damaged property to as good a condition as it was in prior to such damage, and shall be effected in compliance with all applicable laws, ordinances, rules and regulations, and Tenant shall pay the cost thereof to Landlord on demand as Additional Rent. The Tenant shall not contract for any work or service which might interfere with Landlord's employees, agents or contractors doing work or performing services for the benefit of the Building or the Leased Premises. Any and all alterations to the Leased Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture; owned by Tenant), provided, however, that Landlord may solely at its option, require Tenant to remove at the end of the Lease Term, any and all leasehold improvements designated by Landlord and all fixtures, equipment and other property installed on or in the Leased Premises by Tenant and to thereafter restore the Leased Premises to the condition required by Section 36 hereof. In the event that Landlord so elects, and Tenant fails to remove any such leasehold improvements, fixtures, equipment or property, Landlord may remove such at Tenant's cost, with no obligation on the part of Landlord to preserve or store any such removed improvements, fixtures, equipment or property, and Tenant shall pay Landlord on demand as Additional Rent, all costs incurred by Landlord in removing such and restoring the Leased Premises as hereinabove provided.

11.    LIENS.

Tenant shall not under any circumstances permit any mechanics', materialmen's, laborers' or other liens to be placed upon the Leased Premises, the Building, or Corporate Woods and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Leased Premises, the Building or Corporate Woods, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanics', materialmen's, laborers' or other liens against the Leased Premises, the Building or Corporate Woods. In addition to any and all other rights or remedies then available to Landlord, Landlord may, but shall not be obligated to, discharge any such lien, without obligation to determine the propriety of the lien amount. In the event any such lien is attached to the Leased Premises, the Building or Corporate Woods, or in the event anyone attempts to attach any such lien on any part of the Leased Premises, the Building or Corporate Woods, then forthwith upon notice from Landlord, Tenant shall cause such lien to be released. Tenant hereby indemnifies and agrees to hold Landlord harmless from all costs and expense, including payment to Landlord of all costs and expenses, including but not limited to legal fees incurred by Landlord and all costs incurred by Landlord to discharge such lien and any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as Additional Rent.

12.    ASSIGNMENT AND SUBLETTING.

       A. Tenant shall not sell, assign, transfer or encumber this Lease, or any interest herein, voluntarily or involuntarily, by operation of law or otherwise, or sublet the Leased Premises or any part thereof, or allow any other occupant to coma in,. with or under Tenant, or use or occupy any portion of the Leased Premises, or permit this Lease or the leasehold estate created hereby to become vested in or owned by any person, firm or corporation by operation of law or otherwise, without in every instance, first obtaining the prior written consent of Landlord. If Tenant is a corporation, the sale or transfer of fifty percent (50 %) or more of the stock of Tenant, (exclusive only of those shares of Tenant which are traded on any regulated securities exchange after such transfers) shall constitute an assignment of this Lease for the purposes of this paragraph. If Tenant is a partnership, any change in control of the general partnership interest of Tenant shall constitute an assignment of this Lease for the purposes of this paragraph. Any breach of the foregoing provisions shall constitute a breach hereof, and Landlord may, at its option, at any time thereafter, declare Tenant to be in default hereunder.

       B. If Tenant shall request Landlord's consent to an assignment of this Lease or to a subletting of the whole or any part of the Leased Premises, Tenant shall submit to Landlord with such request, the name of the Proposed assignee or subtenant, such information concerning its business, financial responsibility and standing as Landlord may reasonably require, and a complete disclosure of all consideration to be paid for and the effective date of the proposed assignment or subletting. Upon receipt of such request and all such information by Landlord, it shall have the right, exercisable by notice in writing to Tenant within fourteen (14) days thereafter, (i) if the request is for an assignment or a subletting of all the Leased Premises, to cancel and terminate this Lease; or (ii) if such request is to sublet a portion of the Leased Premises only, to cancel and terminate this Lease with respect to such portion. If Landlord exercises its rights hereunder, the effective date of such cancellation shall be set forth in Landlord's notice to Tenant, but such date shall not be earlier than the effective date of the proposed assignment or subletting nor later than ninety (90) days thereafter. Further, Tenant shall continue to pay to Landlord all Rent as herein otherwise provided, until the effective date of such cancellation, on which date Tenant shall surrender to Landlord, possession of the Leased Premises or the portion thereof subject to such cancellation. If this Lease shall be canceled as to a portion of the Leased Premises only, then Tenant's obligations to pay Rent as herein otherwise provided, shall be abated proportionately from and after the effective date of such cancellation, and Tenant shall pay to Landlord all costs incurred to construct an appropriate demising wall separating the canceled portion of the Leased Premises from the remainder of the Leased Premises.

       C. If Tenant requests Landlord's consent to an assignment or subletting of this Lease, and if Landlord elects to consent thereto, an amount equal to any consideration other than rent paid Tenant by the assignee or subtenant for or in connection with such assignment or subletting shall be payable forthwith by Tenant to Landlord as Additional Rent. If Tenant requests and obtains Landlord's consent to an assignment or subletting of all of the Leased Premises, the Rent attributable to the Leased Premises so assigned or sublet during each month of the term of such assignment or subletting, shall be the greater of the Rent attributable thereto then payable under this Lease, or the Rent to be paid Tenant by its subtenant or assignee for the Leased Premises. If Tenant requests and obtains Landlord's consent to an assignment or subletting of less than all of the Leased Premises, the Rent attributable to that portion of the Leased Premises so assigned or sublet during each month of the term of such assignment or subletting, shall be the greater of the Rent attributable thereto then payable under this Lease (calculated on a pro rata basis based upon the net rentable square fee to so subleased or assigned as it relates to the total net rentable square feet in the Leased Premises), or the Rent to be paid Tenant by its subtenant or assignee for such subleased or assigned portion of the Leased Premises.

       D. If Tenant wishes to assign or sublet all or any portion of the Leased Premises, and wishes to use a real estate broker to secure such assignee or subtenant, Tenant agrees to use the real estate broker then representing Landlord in Corporate Woods as Tenant's exclusive agent or such purposes, and to continue to use such broker so long as it is diligently seeking as assignee or subtenant for such space. Tenant shall not directly or indirectly advertise or permit anyone else to advertise the Leased Premises, or any portion of it, as being available for sublease or assignment, unless otherwise agreed to in writing by Landlord.

       E. Any permitted assignment or subletting shall be only for the uses herein permitted and otherwise upon and subject to all the terms, provisions, covenants and conditions contained in this Lease and, notwithstanding Landlord's consent thereto, Tenant and all guarantors, hereunder, if any, shall continue to be and remain liable hereunder.

       F. Any person, firm or corporation which enters into possession of all or any portion of the Leased Premises, either with or without Landlord's prior written consent, by such act, shall be deemed to have assumed as a joint obligor with Tenant and unconditionally guaranteed the timely performance of all of Tenant's obligations under this Lease, including but not limited to the payment of all Rent and other payments which become due and payable to Landlord hereunder, whether then due or thereafter accruing, and all damages due hereunder because of any default by Tenant hereunder or breach of this Lease. Acceptance of Rent or any other payment by Landlord from anyone other than Tenant who is in possession of all or any portion of the Leased Premises, or any notice or demand made by Landlord to anyone other than Tenant who has entered into possession of all or any portion of the Leased Premises in violation of the terms of this Lease shall not be deemed to be a waiver, consent or approval by Landlord of such breach or a consent to or approval of such person, firm or entity entering into such possession.

13.    CONSTRUCTION OF IMPROVEMENTS.

Prior to the commencement of the Lease Term, Landlord agrees to cause the Leased Premises to be improved in accordance with the plans, specifications, and agreements approved by Landlord and Tenant and which are attached hereto as "Exhibit B" and made a part of this Lease. Landlord shall not be obligated to construct or install any improvements or facilities of any kind other than those called for by Exhibit B. The total cost of constructing the improvements as outlined in Exhibit B hereof shall be borne by Landlord up to but not exceeding $6,866.00. Tenant shall be advised of any projected costs in excess of such amount and Tenant agrees to pay Landlord at least fifty percent (50%) of any projected costs exceeding such amount prior to commencement of the construction of improvements and within ten (10) business days after Tenant is advised in writing of such sum, unless otherwise agreed to in writing by Landlord. The balance of any costs exceeding such amount shall be paid to Landlord upon substantial completion of the Leased Premises within ten (10) business days after Tenant is advised in writing of the balance due. Landlord agrees to commence and complete the construction of the improvements called for by Exhibit B in a timely manner.

14.    ACCEPTANCE OF LEASED PREMISES.

Tenant's taking possession of the Leased Premises shall be evidence that the Leased Premises were in good order and satisfactory condition when the Tenant took possession, provided however that within thirty (30) days after substantial completion pursuant to Section 7 hereof, Tenant may prepare a punchlist which sets forth any incomplete item required by Exhibit B, and Landlord agrees to thereafter in a timely manner commence to complete all such items set forth on the punchlist as soon as reasonably possible. Tenant has agreed to accept the Leased Premises in an "as is" condition except as herein otherwise provided, and Landlord shall have no obligation to alter, remodel, repair or improve the Leased Premises or the Building and no representations respecting the condition of the, Leased Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein.

15.    COMPLIANCE WITH APPLICABLE LAWS AND INSURANCE REQUIREMENTS.

       A. During the Lease Term, Tenant shall not use or occupy, or permit any portion of the Leased Premises, the Building or Corporate Woods to be used or occupied, (a) in violation of any law, ordinance, order, rule, regulation, certificate of occupancy, or other governmental requirement, or (b) for any disreputable business or purpose, or (c) in any manner or for any business or purpose which creates risks of fire or other hazards, or which in any way violates, suspends, voids, or increases the cost of any fire or liability or any other insurance coverage of any kind carried by Landlord upon all or any part of the Building, its contents or Corporate Woods. Tenant, at Tenant's expense, shall comply with all present and future laws, ordinances, orders, rules, regulations, and other governmental requirements of all federal, state, county and municipal authorities relating to the use, condition or occupancy of the Leased Premises, and all rules, orders, regulations and requirements of any board of fire underwriters or insurance service office or any other similar body, having jurisdiction over the Building.

       B. Tenant shall not do or commit, or permit to be done or committed, any act or thing which might cause any policy or policies of insurance written in connection with the Building or the property therein, or Corporate Woods, to become void or suspended or which might cause the insurance risk an the Building, or the property therein, or Corporate Woods, to be rendered more hazardous or otherwise increase the rate of premium for any such insurance over the rate in effect on the Commencement Date. Tenant shall pay to Landlord on demand as Additional Rent, the amount of any increase in premiums for the Building and Corporate Woods caused by any breach of this covenant.

16.    INDEMNITY.

Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or negligence of Tenant, its agents, servants, employees, invitees, licensees or any other person entering the Leased Premises, the Building or Corporate Woods under the invitation of Tenant ("Invitees") or arising out of the use of the Leased Premises, the Building or Corporate Woods by Tenant or its Invitees or arising out of the conduct of Tenant's business or out of a default by Tenant in the performance of any of its obligations hereunder. Tenant hereby indemnifies and agrees to save Landlord harmless from and against all claims, liability or expense, including reasonable attorney's fees, arising from the use or occupation of the Leased Premises by Tenant or anyone on the Leased Premises with Tenant's permission, or form any breach of this Lease.

17.    INSURANCE, LOSS, DAMAGE, REIMBURSEMENT.

       A. TENANT'S INSURANCE REQUIREMENTS. Tenant shall maintain at its own cost and expense:

              (i) Comprehensive general liability insurance on an occurrence basis naming both Landlord and Tenant as insureds covering claims and liabilities for injury or damage to persons or property or for the loss of life or property occurring upon, in or about the Leased Premises, caused by or resulting from any act or omission of Tenant, its employees, agents, contractors, customers, guests, licensees or invitees, such insurance to afford minimum protection during the Lease Term in such amounts as Landlord shall from time to time designate by written notice to Tenants, but in no event less than $1,000,000 combined single limit coverage for bodily injury, death, property damages or a combination thereof;

              (ii) Workmen's Compensation and Employer's Liability Insurance in accordance with the laws of the State of Kansas;

              (iii) Fire insurance in an amount adequate to cover the cost of replacement of all equipment, installations, fixtures and contents in the Leased Premises, including leasehold improvements paid for by Tenants, in the event of loss or damage by fire and against loss or damage by other risks now or hereafter embraced by so-called "Extended Coverage", with protection against vandalism, malicious mischief and sprinkler leakage; and

              (iv) When required by Landlord, such other insurance against other insurable hazards and in such amounts as may from time to time be commonly and customarily insured against and are generally available for tenants in first class office buildings in the City of Overland Park, Kansas.

All of the above insurance may be affected by one or more policies (which may cover the Leased Premises and other locations), but shall be issued by insurers of recognized responsibility reasonably acceptable to Landlord, and each such policy shall contain a provision whereby the insurer agrees not to cancel or terminate such coverage without at least ten (10) days prior written notice to Landlord, and that no act or omission to act of any of the named insureds will invalidate such insurance as to the other named insureds.

       B. WAIVER OF LIABILITY FOR DAMAGES. Landlord, its agents, servants and employees shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow, earthquakes, or leaks from any part of the Building, or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the gross negligence or willful misconduct of Landlord, and Tenant does hereby expressly waive any consequential damages, compensation or claims for inconvenience or loss of business, rents or any profits as a result of any such injury or damage.

       C. WAIVE OF SUBROGATION. Landlord and Tenant each hereby waives on behalf of itself and its insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, servants, partners, shareholders, or employees, and against every other tenant in the Building who shall have executed a similar waiver as set forth in this Section, and the agents, officers, servants, partners, shareholders and employees of each such other tenant, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or the Building or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause or origin, which is insured against under any insurance policy actually being maintained from time to time, even if not required hereunder, or which would be insured against under the terms of any insurance policy required to be carried or maintained hereunder, whether or not such insurance coverage is actually being maintained by Tenant and regardless of the cause or origin, including in every instance negligence of the other party hereto, its agents, officers, or employees, or the negligence of any other tenant in the Building who shall have executed a similar waiver, or its agents, servants or employees. Landlord and Tenant each agree to cause appropriate clauses to be included in all of their insurance policies necessary to implement the foregoing provisions.

       D. REIMBURSEMENT OBLIGATION OF TENANT. Tenant shall reimburse Landlord for all expense, damages and fines incurred or suffered by Landlord by reason of any breach, violation or nonperformance by Tenant, or its agents, servants or employees, of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant, or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants or employees, in the use or occupancy of the Leased Premises or the Building or Corporate Woods.

       E. TENANT NOTICE OBLIGATIONS. Tenant shall give Landlord immediate notice in case of fire or accidents in the Leased Premises or in the Building. Tenant shall give Landlord prompt notice if any of the insurance coverage and the clauses required to be included in each of Tenant's insurance policies pursuant to the provisions of this Section cannot be obtained. Tenant shall give Landlord immediate notice of any cancellation or change of the terms of any such policy which would affect any such clause or naming.

       F. EVIDENCE OF INSURANCE. On or before the Commencement Date Tenant shall furnish Landlord with a certificate or certificates evidencing the aforesaid insurance coverage, or a copy of the actual insurance policy providing such insurance coverage. Renewal policies or certificates therefor shall be furnished to Landlord at least thirty (30) days prior to the expiration date of each policy theretofore furnished to Landlord.

18.    LANDLORD'S USE OF BUILDING.

Landlord reserves the exclusive right to use the Building of which the Leased Premises is a part, and every Pad thereof, except the interior of the Leased Premises, for promotional purposes. Landlord reserves the right at all reasonable times to enter and be upon the Leased Premises for the purpose of examining same, to show the same to prospective purchasers and mortgagees, for cleaning, and to evaluate the need for repairs, alterations, additions, installations and removals as Landlord may deem proper or useful for serving the Leased Premises or the Building, and to enter and be upon the Leased Premises, through its agents, employees and contractors, at all reasonable times to repair, maintain, alter, improve and remodel the Leased Premises or the Building, or carry out any provision of this Lease, but Landlord shall to the extent reasonably possible, exercise such rights in a manner which will not unreasonably interrupt or interfere with Tenant's use and occupancy of the Leased Premises. Tenant shall not be entitled to any compensation, damages, or abatement or reduction in rent on account of any such repairs, maintenance, alterations, improvements, remodeling or entry upon the Leased Premises as herein permitted. For a period of one hundred eighty (180) days prior to the expiration of this Lease, Landlord shall have the right to enter upon the Leased Premises at all reasonable times and exhibit the same to prospective tenants.

19.    DAMAGE OR DESTRUCTION.

       A. If the Leased Premises or the Building is substantially and materially damaged by fire or other casualty, so that all or any portion of the Leased Premises is untenantable, even if the Leased Premises are not actually damaged, Landlord may, at its option, exercisable within ninety (90) days after the date of such damage, elect by written notice to Tenant either to repair and restore the same or to terminate this Lease.

       B. If Landlord shall elect under Paragraph A above to repair or restore the Leased Premises, or the Building, Landlord shall do so as promptly as reasonably possible, and this I as shall remain in full force and effect during the making of such repairs, except that if such loss or damage was not caused in whole or in part by the negligent act of Tenant, its agents, employees, contractors or licensees, Rent shall abate as follows:

              (i) If as a result of such damage or destruction the Leased Premises is rendered totally untenantable, Rent shall abate from the date of such damage or destruction until the Leased Premises, or any portion thereof accepted by Tenant, is ready for occupancy; or

              (ii) If as a result of such damage or destruction the Leased Premises is rendered partially untenantable, and from and after the date Landlord restores a portion, but less than all of the Leased Premises to tenantable condition, and Tenant with Landlord's written consent elects to reoccupy such portion prior to the entire Leased Premises being restored to tenantable condition, Rent shall be reduced in the proportion that the untenantable square foot area of the Leased Premises bears to the total square foot area of the Leased Premises, and such reduction shall continue until the damaged or destroyed portion of the Leased Premises is ready for occupancy.

The foregoing provisions to the contrary notwithstanding, Landlord's obligation to repair, replace and restore the Leased Premises shall never exceed the scope of the work required to be done by Landlord at its cost in originally constructing the Leased Premises pursuant to Exhibit B, and Landlord shall not be obligated or required to repair, replace or restore any damage or injury, or make any repairs to or replacement or restoration of any tenant finish items or additions or improvements made in or to the Leased Premises by Tenant, or by Landlord for or on behalf of Tenant, (hereinafter "Tenant Paid Improvements") which are in excess of the original tenant finish which Landlord was obligated to provide at its cost pursuant to Section 13 hereof, except to the extent that the loss or damage of such Tenant Paid Improvements is insured under one or more insurance policies maintained or paid for by Tenant, and which are payable to Landlord, but then only to the extent that Landlord does in fact receive such insurance proceeds and can use such proceeds to repair or replace such damaged or destroyed Tenant Paid Improvements.

       C. If Landlord shall elect under Paragraph A above to terminate this Lease, this Lease shall terminate as of the date of such damage or destruction.

       D. Anything contained in this Section 19 to the contrary notwithstanding, if the Building of which the Leased Premises is a part, is substantially damaged or destroyed by fire or other casualty and Landlord elects not to repair or rebuild the same, Landlord may, at its option, elect to terminate this Lease, even though the Leased Premises may not be damaged or destroyed by such fire or other casualty; and provided further, that if the Leased Premises are substantially damaged or destroyed by fire or other casualty at any time when the then remaining Lease Term is less than twelve (12) months (exclusive of any unexercised renewal options), Landlord may, at its option, exercised within thirty (30) days after the date of such damage or destruction, elect to cancel this Lease rather than restore the Leased Premises as herein provided, in which event Landlord may retain all insurance proceeds payable to Landlord because of such loss or damage.

       E. Any notice given hereunder shall be given in the manner hereinafter provided.

20.    CONDEMNATION.

       A. If the whole of the Leased Premises shall be taken for any public or quasi public use under any statute or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall automatically terminate as of the date that possession shall be taken by or given to the condemning authority.

       B. If only a portion of the Leased Premises or the Building of which it is a part or the site upon which it is located shall be so taken, or if any or all of the common areas comprising Corporate Woods which directly, materially and adversely affect the Building are so taken, Landlord, at its option, may terminate this Lease as of the date that possession shall be taken by or given to the condemning or acquiring authority, upon giving written notice of termination to Tenant. If Landlord elects not to terminate this Lease, it shall restore the Leased Premises to an architectural unit as nearly like its condition prior to such taking as shall be practicable; but such work shall not exceed the scope of the work required to be done by Landlord in originally constructing the Leased Premises. Landlord shall notify Tenant of its election either to terminate or to restore not later than ninety (90) days after the effective date of the after any such taking. If this Lease is not terminated, in connection with any condemnation or sale in lieu of condemnation as hereinbefore provided, all of the terms of this Lease shall continue in effect, provided however, that if any portion of the Leased
Premises has been taken, then the Rent, or a fair and just proportion thereof, according to the nature and extent of the taking of the Leased Premises, shall be suspended or abated.

       C. All compensation awarded or paid upon a total or partial taking of the Leased Premises, the Building or any common area of Corporate Woods shall belong to and be the property of Landlord without any participation by Tenant; provided, however, that nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for low of business, depreciation to, damage to, cost of removal of, or for the value of, stock and trade fixtures, furniture and other personal property belonging to Tenant, and for any relocation allowance or award, so long as such claim, allowance or award shall not diminish or otherwise adversely affect Landlord's award.

21.    ABANDONMENT.

If Tenant shall vacate or abandon the Leased Premises or if Tenant should refuse or fail to take possession of the Leased Premises at the Commencement Date, Tenant shall be deemed to be in default hereunder, and Landlord shall have the right to enter upon the Leased Premises and exhibit it to prospective lessees without notice, and to exercise all of Landlord's rights provided hereunder in event of a default hereunder.

22.    PARKING.

Tenant shall be entitled to use and to permit its employees, agents, contractors, customers, guests and invitees to use Tenant's pro rata share of all parking spaces provided by Landlord for the Building, in the parking lots provided for the Building or as otherwise designated by Landlord, subject always to all applicable rules and regulations. In order to keep all required firelanes open, to protect persons and property from injury or damage due to fire or other casualty, to avoid unreasonably interfering with the rights of Landlord and other tenants within Corporate Woods, and their respective employees, agents, contractors, customers, guests and invitees, to keep all driveways, aisles, entry ramps, roadways, sidewalks and parking areas available for their intended uses, to provide suitable parking for visitors and the disabled, and to not unreasonably interfere with anyone's ingress and egress to any building within Corporate Woods, Tenant agrees to restrict the parking of its motor vehicles and the motor vehicles of all of its employees, agents, contractors, customers, guests and invitees to only those striped, designated parking areas provided for the Building, so that all roadways, driveways, aisles, entry ramps, sidewalks and pedestrian passageways shall remain open and unobstructed at all times for their intended use, and that those parking spaces designated as reserved for visitors and the disabled will be available to and used only by those for whom they are intended. Tenant shall not park any vehicles in any parking lot overnight, unless the owner of such car is then within the Building, without Landlord's prior consent. Should a motor vehicle be parked by Tenant or by any of its employees, agents, contractors, customers, guests and invitees other than in such designated parking areas, or overnight without Landlord's consent, or otherwise fail to be in compliance with all applicable rules and regulations, Landlord may remove or cause the removal of such vehicle from Corporate Woods or to other locations within Corporate Woods at the cost of the owner thereof, and Landlord shall not be liable to such owner or any other person for any loss or damage which may result therefrom.

23.    DEFAULT.

Any failure by Tenant to pay any installment of Base Rent within five (5) days after its due date, or any failure by Tenant to pay any other Rent or any other sum of money due hereunder within ten (10) days after notice to Tenant of the sum due, shall constitute a monetary default ("Monetary Default") under this Lease. If apparent Monetary Default exists at any time and if Tenant has not previously been in actual Monetary Default under this Lease, Landlord will attempt to advise Tenant, either by telephone or in writing, that such apparent Monetary Default exists, before Landlord actually gives Tenant notice of default hereunder. However, Landlord's right to give actual notice of default under this Lease shall not be conditional in any manner upon Landlord first advising Tenant of any such apparent Monetary Default. Any failure by Tenant to perform or comply with any other covenant or agreement herein contained (all of which shall be deemed to be material hereunder) which failure shall continue for a period of thirty (30) days after written notice thereof is given Tenant shall constitute a non-monetary default ("Non-Monetary Default") under this Lease. In the event of any Monetary Default or Non-Monetary Default hereunder (jointly and severally "Default"), this Lease shall be in Default. At any time thereafter while such Default continues to exist, Landlord may, at its option:

       A.     Terminate this Lease; or

       B. Effect or pay or perform that obligation as to which the Tenant is in Default, and the Tenant shall thereupon be indebted to the Landlord for all amounts so paid or advanced and all costs and expenses incurred in connection therewith, such indebtedness to be payable on demand as Additional Rent; or

       C. Re-enter, take possession of the Leased Premises and remove all persons and property therefrom (any property so removed may be stored in a public warehouse or elsewhere at the cost of, at the sole risk of loss of and for the account of Tenant), all without notice or legal process and without being deemed guilty of trespass, or liable for any loss or damage occasioned thereby. If Tenant shall, either before or after Default, voluntarily give up possession of the Leased Premises to Landlord, or deliver the keys to said Leased Premises to Landlord, or both, such actions shall be deemed to be in compliance with Landlord's rights and the acceptance thereof by Landlord or its agent shall not be deemed to be a termination of this Lease or constitute a surrender of the Leased Premises, unless Landlord specifically so elects in writing at such time. Should Landlord elect to re-enter into possession, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Lease or, without terminating this Lease, may relet said Leased Premises (or any part thereof) separately or with any other portion or portions of the Building, for such term or terms (including a term extending beyond the Term of this Lease), at such rental or rentals and upon such other terms and conditions as Landlord in it s sole discretion may deem advisable. Upon each such reletting all rentals shall be applied first to the payment of any costs and expenses of such reletting, including brokerage fees, attorney's fees and costs of any alterations and repairs which Landlord, in its sole judgment, deemed necessary in connection with such reletting (if leased in whole or in part with other space in the building, all such costs and expenses shall be allocated on a square foot basis); second to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent or damage as the same may be come due and payable hereunder. If such rentals received from such reletting during any month shall be less than the Rent to be paid during said month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord monthly. No such re-entry or retaking of possession by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such election is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

Should this Lease be terminated at any time due to Tenant's Default, Tenant shall forthwith surrender possession of the Leased Premises to Landlord without further demand, and Landlord, in addition to any other remedies it may have, may recover from Tenant all damages it may incur by reason of such breach, including the costs of recovering the Leased Premises, reasonable attorneys' fees, and the worth at the time of such termination of the amount of Rent and charges equivalent to Rent reserved in this Lease for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord as Additional Rent. In determining the Rent which would be payable by Tenant hereunder subsequent to Default, the Rent for each year o the unexpired term shall be equal to the Base Rent provided for the balance of the Lease Term, plus the average of the total annual Additional Rent and other charges due from Tenant form the Commencement Date of the then current Term hereof to the time of default, or for the proceeding three (3) full calendar years, whichever is the shorter period.

After any such Default, Landlord shall not be obligated to notify Tenant of the due date of Rent nor demand payment thereof on its due date, the same being expressly waived by Tenant. The acceptance of any sums of money from Tenant after the expiration of any ten (10) day or thirty (30) day notice is above-provided shall be taken to be a payment on account by Tenant and shall not constitute a waiver by Landlord of any of its rights hereunder or at law, nor shall it reinstate this Lease or cure a default on the part of Tenant, unless Landlord then so agrees in writing.

24.    BROKERAGE COMMISSIONS.

Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than Jones & Company Real Estate an Mortgages ("Listing Broker") and that no broker, agent or other person brought about this transaction, other than the Listing Broker. Tenant hereby indemnifies and does hereby agree to hold Landlord harmless from and against any claim by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Lease.

25.    WAIVER OF BENEFITS.

Tenant waives the benefits of all existing and future rent control legislation and statutes and any similar governmental rules and regulations, whether in time of war or not, to the extent permitted by law.

26.    MISCELLANEOUS TAXES.

Tenant shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Leased Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Leased Premises, if nonpayment thereof shall give rise to a lien on any part of the Building, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's occupancy of the Leased Premises, shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes, as determined by Landlord, within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property.

27.    SPRINKLERS.

If there now is or shall be installed in the Building a "sprinkler system" and such a system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of the Tenant, Tenant's agents, servants, employees, licensees or visitors, the Tenant shall immediately notify Landlord in writing, and, within a reasonable period after Landlord's receipt of such notice, Landlord shall have the sprinkler system restored at Tenant's expense, which costs Tenant shall forthwith pay as Additional Rent upon receipt of a billing therefor; and if any bureau, department or official of the state or city government, requires or recommends that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents of the Leased Premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance in the fire insurance rate for a sprinkler system, Landlord shall at the Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler head or other equipment, all of which Tenant shall forthwith pay as Additional Rent upon receipt of a billing therefor.

28.    RIGHTS AND REMEDIES.

The rights and remedies of Landlord hereunder and any others provided by law shall be construed as cumulative and no one of them is exclusive of any other right or remedy. Such rights and remedies shall further be continuing rights and remedies, none of which shall be exhausted by being exercised on one or more occasions. Landlord shall be entitled to an injunction in proper cases, from time to time, if sought by Landlord to enforce any part or parts of this Lease or to prevent or stop any violation or default hereunder on the part of Tenant, its agents, servants or employees. A waiver by Landlord of any default, breach or failure of Tenant to comply with this Lease shall not be construed as a continuing waiver thereof or as a waiver by

Landlord of its right to enforce the terms of this Lease in the event of any subsequent default, breach or failure of Tenant to comply with this Lease. Any failure or waiver of Landlord to terminate this Lease upon the happening of any event giving Landlord the right or option to terminate this Lease, shall not be construed as a waiver of the tight of Landlord to terminate this Lease thereafter, upon the happening of any event giving Landlord the right or option to terminate this Lease. Whenever in this Lease Landlord reserves or is given the right and power to give or withhold its consent to any action on the part of Tenant, such right and power shall not be exhausted by its exercise on one or more occasions, but shall be a continuing right and power for the full term of this Lease.

29.    ATTORNEY'S FEES AND COSTS.

In case suit shall be brought for recovery of possession of the Leased Premises, or because of the breach of any other covenant or agreement herein contained or for an interpretation of any provision of this Lease, or for any other reason involving this Lease, all expenses incurred therefor by the prevailing party, including a reasonable attorney's fee, shall be paid by the other party.

30.    MEMORANDUM OF LEASE.

Landlord may record this Lease, or a memorandum hereof, at any time, at Landlord's option. Tenant shall execute and record a memorandum of this Lease at any time Landlord so requests. Tenant shall not record a memorandum of this Lease at any time, without Landlord's prior written request or consent to do so, which request or consent can be withheld or granted at Landlord's absolute discretion.

31.    SUBORDINATION.

This Lease shall be subject and subordinate to all existing or future mortgages or deeds of trust placed by Landlord on the Building of which the Leased Premises is a part, or on Corporate Woods; provided, however, that Landlord may, at its option at any time, by written document duly recorded in the Office of the Register of Deeds in and for Johnson County, Kansas, cause this Lease to become superior to any mortgage or deed of trust on the Building, or Corporate Woods, or any portion thereof. Further, at Landlord's option, this Lease may be assigned by Landlord to any mortgages or cestui que trust as additional security for any loan to Landlord, and Tenant shall acknowledge within ten (10) days after written request, receipt of notice of each such assignment. Any such assignment may be recorded. Tenant shall, upon notice of any such assignment, comply with the terms thereof.

32.    ESTOPPEL CERTIFICATE.

Within ten (10) days after Landlord's written request therefor, Tenant shall without charge, execute a written instrument addressed to Landlord or to any other person, firm or corporation specified by Landlord, certifying:

       A. That Tenant has accepted the Lease Premises, is in occupancy, and is paying rent on a current basis with no off-sets or claims, or if it is not paying rent on a current basis or does have off-sets or claims, Tenant shall specify the status of its rental payments and the basis and amount claimed due as off-sets or claims;

       B. That this Lease is unmodified and in full force and effect, or if there has been any modification, that the same is in full force and effect as so modified, and identifying any such modification;

       C. Whether or not there are any off-sets or defenses then existing in favor of Tenant against the enforcement of any of the terms, covenants and conditions of this Lease, and if so, specifying the same, and also stating that Landlord has observed and performed all of the terms, covenants and conditions to be observed and performed by Landlord hereunder, and if not, specifying to what extent Landlord has not observed or performed all of the terms, covenants and conditions to be observed and performed by Landlord hereunder; and

       D. The dates to which monthly Base Rent, Additional Rent and all other charges equivalent to rent hereunder have been paid.

Such request may be made by Landlord at any time and from time to time during the term of this Lease.

33.    ASSIGNMENT OF LEASE BY LANDLORD.

Landlord and each party succeeding to Landlord's interest in the Building may transfer, assign, convey or otherwise dispose of this Lease and in each such event, from and after the date of such transfer, assignment, conveyance or other disposition of this Lease, Landlord and each successor shall be free from and relieved of all covenants and obligations of the Landlord herein and from any and all liability resulting from any act or omission or event occurring thereafter. Each party succeeding to landlord's interest in the Building shall be deemed to have agreed to assume and carry out any and all of the covenants of Landlord under this Lease accruing from and after the date such successor acquires its interest herein, and continuing only for so long thereafter as it shall hold such interest, all without further agreement between the parties hereto or their successors in interest. Tenant shall acknowledge within ten
(10) days after written request, receipt of notice of any such transfer, assignment, conveyance or other disposition of Landlord's interest herein or in the Building.

34.    LIMITED LIABILITY OF LANDLORD.

The liability of Landlord and each of its successors for any default by Landlord (or its successors) under the terms of this Lease shall be limited to such claims and causes of action which accrue during Landlord's and each of its successor's respective ownership of the Building, and then shall be limited only to the interest of Landlord from time to time in the Building, or if the Building has been sold after such liability accrued but before it is fully satisfied, then the sale proceeds from the Building, and Tenant agrees to look solely to Landlord's interest in the Building or the sale proceeds therefrom for recovery of any judgment against the Landlord, it being intended that neither Landlord nor its survivors shall have any personal liability for any judgment or deficiency hereunder.

Any claim which Tenant may have against Landlord hereunder as of the date Landlord terminates its ownership of the Building, shall be deemed to have been waived or terminated by Tenant unless Landlord is given notice of such claim within six (6) months after the date Landlord gives notice to Tenant that Landlord has terminated its ownership of the Building, provided further however, that Tenant shall be deemed to have waived or terminated any claim it may have against Landlord unless Tenant files suit in a court of competent jurisdiction and timely obtains service of process upon Landlord all within twelve (12) months after the date Landlord gives notice to Tenant that Landlord has terminated its ownership of the Building.

35.    TRANSFER OF TENANT.

Landlord shall have the right to transfer the Tenant to other premises within Corporate Woods so long as the premises to which Tenant is transferred shall contain net rentable square footage not less than the net rentable square footage in the Leased Premises, and have tenant improvements similar to or better than the existing tenant improvements in the vacated space, as determined by Landlord. Tenant's occupancy of any premises to which Tenant may be transferred shall be under all the covenants and agreements of this Lease and at the same Rent as herein otherwise provided. Landlord may exercise its rights hereunder at any time and from time to time during the Term of this Lease by giving written notice of the exercise thereof to Tenant at least sixty (60) days prior to that date upon which Tenant is to be transferred. If Landlord exercises its rights hereunder, Tenant shall be reimbursed for reasonable costs and expenses incurred by Tenant in connection with such transfer.

36.    PEACEABLE SURRENDER.

Upon termination of this Lease, whether by expiration of the Lease Term or otherwise, Tenant shall peaceably quit and surrender to Landlord the Leased Premises, broom clean, in good condition and repair, ordinary wear and tear and damage by fire or other insured casualty excepted, together with all improvements constructed by Tenant thereon; provided, however, Landlord may require Tenant to remove all such alterations, improvements or changes to the Leased Premises and restore the Leased Premises to as good of condition as existed prior to the commencement of the Lease Term, ordinary wear and tear and loss by fire or other insured casualty excepted, provided however that if Landlord does not so elect to cause Tenant to remove all or any portion of such alterations or improvements or changes, all such designated alterations, improvements and changes shall become the property of Landlord, and shall remain upon and be surrendered with the Leased Premises. If upon termination of the Lease Term, the Leased Premises are surrendered to Landlord with damage suffered by fire or any other insured casualty, if Tenant has not previously assigned to Landlord all of Tenant's rights in and to any insurance proceeds payable because of such fire or other insured casualty damage to the Leased Premises, Tenant shall forthwith assign and set over to Landlord, all of Tenant's right, title and interest in and to all such insurance proceeds payable because of such fire or other insured casualty, and Tenant shall cooperate with Landlord as requested by Landlord, in pursuing any such claim on Landlord's behalf. If Tenant is not then in default hereunder, Tenant shall have the right and privilege, and at Landlord's option, even if Tenant is in default hereunder, the obligation at the termination of this Lease to forthwith remove any movable office equipment installed and maintained by Tenant in the Leased Premises and Tenant shall pay to Landlord to Additional Rent, all costs which would be incurred by Landlord if Landlord were to repair all such damage, if any, to the Leased Premises or the Building resulting from the removal of such property. Tenant's obligation hereunder shall survive the expiration or other termination of the Lease Term.

37.    HOLDING OVER.

In the event Tenant or any of its successors in interest hold over the Leased Promises, or any part thereof, upon expiration or other termination of this Lease or in the event Tenant continues to occupy the Leased Premises after the termination of Tenant's right of possession pursuant to Section 23 hereof, unless otherwise agreed in writing by Landlord, such holding aver shall constitute and be construed as a tenancy at will, and in such event Tenant shall pay double rent for all the time Tenant retains possession of the Leased Premises, of any part thereof, after the termination of this Lease, whether by expiration of the Lease Term or otherwise, and in addition Tenant shall pay all consequential damages, including legal fees, suffered by Landlord because of such holding over. Should Tenant holdover in any manner after expiration of this Lease, such holding over by Tenant shall be subject to all terms, covenants and conditions of this Lease which so not inconsistent with such holding over, and no such holding over by Tenant shall ever be construed as an extension of this Lease Term without Landlord's written consent.

38.    QUIET ENJOYMENT.

Upon Tenant paying the Rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed hereunder, Tenant may peaceably and quietly enjoy the Leased Premises without hindrance or molestation by anyone claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease, and to any ground leases, underlying leases, mortgages, laws, regulations, covenants, restrictions and easements affecting title to the Building, the land upon which the Building is situated and Corporate Woods.

39.    NOTICE.

Any notice permitted, provided for or required under this Lease must, unless otherwise expressly provided in this Lease, be in writing, and shall be given or served by depositing the same in the United States mail, postage prepaid, registered or certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party with written acknowledged receipt, or by overnight delivery, when appropriate, addressed to die party to be notified at the address se forth below or such other address, notice of which has been given to the other party. Any such notice shall be effective as of the date it is so delivered, mailed or sent by overnight delivery. If directed to Landlord, it shall be addressed to:

              Metropolitan Life Insurance Company
              c/o Jones & Company, Managing Agent
              9401 Indian Crock Parkway
              40 Corporate Woods - Suite 1000
              Overland Park, Kansas 66210

and to:

              Metropolitan Life Insurance Company
              One Lincoln center - Suite 800
              Oak Brook Terrace, Illinois 60181
              Attn:  Regional Manager
                     Real Estate Investments

with a copy directed to:

              Metropolitan Life Insurance Company
              2001 Spring Road - Suite 400
              Oakbrook, Illinois 60521
              Attn.: Vice President
                     Real Estate Investments

If directed to Tenant, it shall be addressed to Tenant at the Leased Premises, with a copy directed to:

              Acceptance Insurance Companies
              One Central Park Plaza
              222 South 15th Street, Suite 600 North
              Omaha, Nebraska 68102
              Attn: Bert Houle

40.    TENANT.

The term "Tenant" as used in this Lease means and applies to whomever executes this Lease as a Tenant regardless of number, gender or nature or entity, and shall also include each person, corporation, partnership or other entity, if any, which has guaranteed Tenant's performance hereunder, and so far as affirmative covenants, hereunder, shall also include each person, corporation, partnership or other entity, if any, which goes into possession of any portion of the Leased Premises at any time during the Lease Term, with or without Landlord's consent, but no person, corporation, partnership or other entity, if any, which goes into possession of any part of the Leased Premises without Landlord's consent and in violation of the provisions of
Section 12 hereof shall acquire any rights, legal or equitable, in the Leased Premises or under this Lease. If more than one person, corporation, partnership or other entity has executed this Lease, or any guarantee hereof, all such persons, corporations, partnerships and other entities shall be jointly and severally liable hereunder. Notice to Tenant in compliance with
Section 39 hereof, shall be deemed to be notice to each such person, corporation, partnership or other entity.

41.    RULES AND REGULATIONS.

Tenant agrees to abide by all rules and regulations for Tenants in the Building and occupants of space within Corporate Woods, as the same now exists and as they are established and modified by Landlord from time to time. The current rules and regulations are set forth in Exhibit C attached hereto and incorporated herein by reference. Landlord reserves the right to establish, modify and enforce additional reasonable and nondiscriminatory rules and regulations for the Building, the parking areas and common areas serving the Building and Corporate Woods, and to modify existing rules and regulations from time to time, all for the safety, maintenance, repair and cleanliness of the Building and the parking area and common area serving the Building and Corporate Woods, and for the preservation of good order therein, and Tenant agrees to comply with and abide by all such rules and regulations as they exist from time to time.

42.    HEIRS, SUCCESSORS AND ASSIGNS.

Subject to the provisions of Sections 33 and 34 hereof, all covenants, conditions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

43.    MISCELLANEOUS PROVISIONS

       A. SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall, not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law notwithstanding the invalidity of any other term or provision hereof.

       B. AUTHORITY. Each person executing this Lease for or on behalf of any party, in so doing, individually represents and warrants to the other party hereto, that such person has the actual and legal authority to bind such party for whom such person purports to be executing this Lease.

       C. GOVERNING LAW. This Lease and the sights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Kansas.

       D. FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, Landlord or Tenant as the case may be, shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord or Tenant, as the case may be. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of Rent or the prompt payment of any other sum required by the terms of this Lease.

       E. TIME OF PERFORMANCE. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

       F. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or an option. This Lease shall not be binding and effective until a copy executed by Tenant is delivered to, and executed by Landlord.

       G. INDEX AND HEADINGS; COPIES. The Index and Section headings of this Lease are for convenience only and shall not limit or define the meaning or content of this Lease or any

Section hereof. This Lease is being executed in several copies, each of which shall be deemed an original.

44.    ADDENDUM AND EXHIBITS.

The following exhibits ("Exhibits") are attached hereto and incorporated herein by reference and made a part of this Lease for all purposes:

              Exhibit "A" - Floor Plate of Leased Promises
              Exhibit "B" - Plans and Specifications for Leasehold Improvements Exhibit "C" - Current Rules and Regulations for Corporate Woods
                            Office Park

45.    INTEGRATED AGREEMENT.

This Lease, including the Addendum and all attached Exhibits, contains and constitutes the entire agreement between Landlord and Tenant and supersedes all prior agreements and understandings between the parties to this Lease relating to the subject matter of this Lease. There are no agreements, understandings, restrictions, warranties, representations or inducements between the parties to this Lease relating to the subject matter hereof, other than those set forth in this Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

LANDLORD:                           TENANT:

METROPOLITAN LIFE INSURANCE         ACCEPTANCE INSURANCE
COMPANY,                            COMPANIES, INC.,
a New York Corporation              a Nebraska Corporation


By: /s/ Jeffrey S. Moce             By: /s/ Peter A. Kholla
   -----------------------------       ------------------------------
   Name: Jeffrey S. Moce               Name: Peter A. Kholla
        ------------------------            -------------------------
   Its: Assistant Vice President       Its: Asst. Corporate Secretary
       -------------------------           --------------------------

                              TABLE OF CONTENTS

                                                                     PAGE NO.
1.   TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
2.   LEASED PREMISES.. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
3.   SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
4.   LANDLORD'S LIEN.. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
5.   RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
6.   RENT ADJUSTMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . .4
7.   PRORATION OF FIRST AND LAST MONTH'S RENT. . . . . . . . . . . . . . . .5
8.   USE.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
9.   SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
10.  REPAIRS, MAINTENANCE AND ALTERATIONS. . . . . . . . . . . . . . . . . .8
11.  LIENS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
12.  ASSIGNMENT AND SUBLETTING.. . . . . . . . . . . . . . . . . . . . . . 10
13.  CONSTRUCTION OF IMPROVEMENTS. . . . . . . . . . . . . . . . . . . . . 11
14.  ACCEPTANCE OF LEASED PREMISES.. . . . . . . . . . . . . . . . . . . . 12
15.  COMPLIANCE WITH APPLICABLE LAWS AND INSURANCE
     REQUIREMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
16.  INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
17.  INSURANCE, LOSS, DAMAGE, REIMBURSEMENT. . . . . . . . . . . . . . . . 13
18.  LANDLORD'S USE OF BUILDING. . . . . . . . . . . . . . . . . . . . . . 15
19.  DAMAGE OR DESTRUCTION.. . . . . . . . . . . . . . . . . . . . . . . . 15
20.  CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
21.  ABANDONMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
22.  PARKING.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
23.  DEFAULT.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
24.  BROKERAGE COMMISSIONS.. . . . . . . . . . . . . . . . . . . . . . . . 19
25.  WAIVER OF BENEFITS. . . . . . . . . . . . . . . . . . . . . . . . . . 20
26.  MISCELLANEOUS TAXES.. . . . . . . . . . . . . . . . . . . . . . . . . 20
27.  SPRINKLERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
28.  RIGHTS AND REMEDIES.. . . . . . . . . . . . . . . . . . . . . . . . . 20
29.  ATTORNEY'S FEES AND COSTS.. . . . . . . . . . . . . . . . . . . . . . 21
30.  MEMORANDUM OF LEASE.. . . . . . . . . . . . . . . . . . . . . . . . . 21
31.  SUBORDINATION.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
32.  ESTOPPEL CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . . . 21
33.  ASSIGNMENT OF LEASE BY LANDLORD.. . . . . . . . . . . . . . . . . . . 22
34.  LIMITED LIABILITY OF LANDLORD.. . . . . . . . . . . . . . . . . . . . 22
35.  TRANSFER OF TENANT. . . . . . . . . . . . . . . . . . . . . . . . . . 23
36.  PEACEABLE SURRENDER.. . . . . . . . . . . . . . . . . . . . . . . . . 23
37.  HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
38.  QUIET ENJOYMENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . 24
39.  NOTICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

40.  TENANT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
41.  RULES AND REGULATIONS.. . . . . . . . . . . . . . . . . . . . . . . . 25
42.  HEIRS, SUCCESSORS AND ASSIGNS.. . . . . . . . . . . . . . . . . . . . 26
43.  MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . 26
44.  ADDENDUM AND EXHIBITS.. . . . . . . . . . . . . . . . . . . . . . . . 27
45.  INTEGRATED AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . 27

                                     LEASE


                      ACCEPTANCE INSURANCE COMPANIES, INC.


                                      AND


                      METROPOLITAN LIFE INSURANCE COMPANY








                               12 CORPORATE WOODS
                            10975 BENSON - SUITE 380
                           OVERLAND PARK, KANSAS 66210

                       FIRST LEASE MODIFICATION AGREEMENT

                              Dated as of 10/30/96

WITNESSETH:

     WHEREAS, KNICKERBOCKER PROPERTIES, INC., XXI, as successor in interest to METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, as ("Landlord"), and ACCEPTANCE INSURANCE COMPANIES, INC., a Delaware corporation as ("Tenant"), respectively, under the terms of a lease dated January 10, 1995 ("Lease"), covering approximately 582 net rentable square feet of office space in Suite 380 in 12 Corporate Woods in the Corporate Woods Office Park located in the city of Overland Park, Johnson County, Kansas desire to modify and amend said Lease; and

     WHEREAS, Tenant now desires to expand the Leased Premises to include approximately 2,076 square feet plus 249 square feet of common area allocated thereto, for a total of approximately 2,325 additional net rentable square feet known as Suite 390 in 12 Corporate Woods requiring the following lease modifications to become effective January 1, 1997 or upon substantial completion of the improvements described on Exhibit B-1;

     NOW, THEREFORE, for and in consideration of the rents, covenants and agreements as set forth in the Lease, and of the premises and undertakings hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, the parties agree that said Lease shall be and is hereby amended and modified as hereinafter provided.

1. The existing provisions of Section 1. TERM shall continue to be applicable through December 31, 1996. Section 1. TERM is hereby amended to provide that from and after January 1, 1997, the Term shall be as follows:

      1.    TERM

      A. Term of this Lease ("Lease Term") shall be five (5) years, zero (0) months commencing on the first day of January, 1997 ("Commencement Date") unless adjusted as hereinafter provided and ending on the last day of December, 2001.

      B. If Landlord shall permit Tenant to enter into possession of the Leased Premises prior to the Commencement Date, Tenant covenants and agrees that its occupancy shall be deemed to be under all of the covenants and agreements of this Lease except that it shall not owe or pay Rent to Landlord prior to the Commencement Date.

      C. If Tenant enters into possession of the Leased Premises on a date other than the Commencement Date, the expiration date of the Lease Term shall not be adjusted unless otherwise hereafter agreed to in writing by Landlord.

      D. If by the Commencement Date specified in Section 1, paragraph A hereof, the Leased Premises have not been substantially completed pursuant to the plans and specifications set forth on Exhibit B-1, due to omission, delay or default by Tenant or anyone acting under or for Tenant ("Tenant Delay") or due to any cause other than Landlord's default, Landlord shall have no liability, and the obligations of this Lease (including, without limitation, the obligation to pay
Rent) shall nonetheless commence as of the specific date set forth in Section 1, paragraph A hereof.

      E. If, however, the Leased Premises are not substantially completed due to default on the part of the Landlord, then as Tenant's sole remedy for the delay in Tenant's occupancy of the Leased Premises, the Commencement Date shall be delayed and the Rent herein provided shall not commence until the earlier of actual occupancy by Tenant or substantial completion of the work which Landlord has agreed to perform.

2. Commencing as of January 1, 1997, Section 2. LEASED PREMISES is hereby revoked and replaced with the following provisions thereto:

      2.    LEASED PREMISES

      Landlord hereby rents, leases and lets to Tenant, and Tenant hereby rents, leases and takes from Landlord the following described premises consisting of an area of approximately 2,596 square feet of space ("Leased Premises") together with the pro rata share of common floor area allocable thereto which is approximately 311 square feet for a total of approximately 2,907 net rentable square feet which is designated as Suites 380 and 390 located on the third floor in that building designated as 12 Corporate Woods ("Building"), which Building contains approximately 101,331 total net rentable square feet, the street address of which is 10975 Benson, and which is located within the Corporate Woods subdivision ("Corporate Woods"), in Overland Park, Johnson County, Kansas 66210. The location of the Leased Premises within the Building is further shown on Exhibit A-1 attached hereto and is that area cross-hatched.

3. The existing provisions of Section 5. RENT shall continue to be applicable through December 31, 1996. Rent is hereby amended to provide that from and after January 1, 1997, Rent shall be due and payable as follows:

      5.    RENT.

      Tenant agrees to pay Landlord rent as follows:

            A. BASE RENT. The monthly base rent ("Base Rent") shall be Four Thousand Seven Hundred Twenty-Three and 88/100 Dollars ($4,723.88) from January 1, 1997 to December 31, 2001. All Base Rent shall be payable in advance. The Base Rent for the first calendar month or partial calendar month of the Term shall be due upon the Commencement Date, subject to Section 7 of the Lease, and the remaining payments of Base Rent shall be due on the first day of each calendar month thereafter during the Term. The Base Rent includes annual Operating Costs (hereinafter defined) to the extent they do not exceed $7.91 per net rentable square foot ("Operating Stop").

            B. ADDITIONAL RENT. In addition to the Base Rent, Tenant shall pay during the Lease Term as additional rent ("Additional Rent"), the following:

            (i) Tenant's pro rata share of all Operating Costs (hereinafter defined) reasonably attributable to the Leased Premises during the Term, to the extent such Operating costs attributable to the Leased Premises exceed the Operating Stop included in the Base Rent; and

            (ii) All other sums or amounts herein otherwise provided for, which are to be paid for by Tenant.

            C. All Base Rent and Additional Rent (both Base Rent and Additional Rent are herein included in the term "Rent") due hereunder shall be due and payable in U.S. dollars without notice or demand, both of which are hereby expressly waived, and without offset or counterclaim, except as herein specifically provided otherwise. Tenant's pro rata share of any item under this Lease shall be that percentage which the net rentable square feet of space in the Leased Premises bears to the total net rentable square feet of space in the Building. All Rent shall be payable to Knickerbocker Properties, Inc. XXI, P.O. Box 29634 G.P.O.,
      New York, New York 10087-9634, or at such other address as Landlord may from time to time direct in the manner required hereunder for giving notice. If any Rent is not paid within ten (10) days after the same is due, Tenant shall pay to Landlord a late payment fee to compensate Landlord for its extra expenses, inclusive of legal fees, involved in handling such delinquency. The late payment fee shall be the greater of five percent (5%) of the amount delinquent, or $100.00, plus interest at the rate of eighteen percent (18%) per annum or the maximum rate which can be legally charged, whichever is less, on the entire delinquent sum from its due date until paid, which amounts shall be payable as Additional Rent.

4. Effective immediately, Section 13. CONSTRUCTION OF IMPROVEMENTS is hereby revoked and replaced with the following provisions thereto:

      13.   CONSTRUCTION OF IMPROVEMENTS.

      Landlord agrees to cause the Leased Premises to be improved in accordance with the plans, specifications, and agreements approved by Landlord and Tenant. Landlord agrees to assume the total cost of constructing the improvements as outlined in Exhibit B-1 hereof which shall not exceed $32,180.00. In the event the total cost of constructing such improvements exceeds such sum due to any Tenant-caused additions, changes, or delays, then Tenant shall be responsible for such excess costs, which sum shall be paid by Tenant to Landlord as additional rent, within twenty (20) days after Landlord's billing for such excess costs. Landlord agrees to commence and complete the construction of the improvements with reasonable diligence.

5. Effective immediately, Section 17 INSURANCE, LOSS, DAMAGE, REIMBURSEMENT is hereby revoked and replaced with the following provisions thereto:

      17.   INSURANCE, LOSS, DAMAGE, REIMBURSEMENT

      A. TENANT'S INSURANCE REQUIREMENTS. Tenant shall maintain at its own cost and expense:

              (i) Commercial general liability insurance on an occurrence basis naming Landlord, its asset manager and property manager and Tenant as insureds covering claims and liabilities for injury or damage to persons or property or for the loss of life or property occurring upon, in or about the Leased Premises, caused by or resulting from any act or omissions of Tenant, its employees, agents, contractors, customers, guests, licensees or invitees, such insurance to afford minimum protection during the Lease Term in such amounts as Landlord shall from time to time designate by written notice to Tenant, but in no event less than $5,000,000 combined single limit coverage for bodily injury, death, property damages or a combination thereof;

             (ii) Workmen's Compensation and Employer's Liability Insurance in accordance with the laws of the State of Kansas;

            (iii) Fire insurance in an amount adequate to cover the cost of replacement of all equipment, installations, fixtures and contents in the Leased Premises with a maximum deductible of $1,000.00, including leasehold improvements paid for by Tenant, in the event of loss or damage by fire and against loss or damage by other risks now or hereafter embraced by so-called "All Risk property coverage," including protection against vandalism, malicious mischief, theft and sprinkler leakage; and

             (iv) When required by Landlord, such other insurance against other insurable hazards and in such amounts as may from time to time be commonly and customarily insured against and are generally available for tenants in first-class office buildings in the City of Overland Park, Kansas.

      All of the above insurance may be affected by one or more policies (which may cover the Leased Premises and other locations), but shall be issued by insurers of recognized responsibility reasonably acceptable to Landlord, with a minimum Best's rating of A-V1, and each such policy shall contain a provision whereby the insurer agrees not to cancel or terminate such coverage without at least ten (10) days prior written notice to Landlord, and that no act or omission to act of any of the named insureds will invalidate such insurance as to the other named insureds. Tenant's insurance shall be primary and non-contributory.

      B. WAIVER OF LIABILITY FOR DAMAGES. Landlord, its agents, servants and employees shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow, earthquakes or leaks from any part of the Building, or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the gross negligence or willful misconduct of Landlord, and Tenant does hereby expressly waive any consequential damages, compensation or claims for inconvenience or loss of business, rents or any profits as a result of any such injury or damage.

      C. WAVIER OF SUBROGATION. Landlord and Tenant each hereby waives on behalf of itself and its property insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, servants, partners, shareholders, or employees, and against every other tenant in the building who shall have executed a similar waiver as set forth in this Section, and the agents, officers, servants, partners, shareholders and employees of each such other tenant, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or the Building or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause or origin, which is insured against under any property insurance policy actually being maintained from time to time, even if not required hereunder, or which would be insured against under the terms of any insurance policy required to be carried or maintained hereunder, whether or not such insurance coverage is actually being maintained by Tenant and regardless of the cause or origin, including in every instance negligence of the other party hereto, its agents, officers, or employees, or the negligence of any other tenant in the Building who shall have executed a similar waiver, or its agents, servants or employees. Landlord and Tenant each agree to cause appropriate clauses to be included in their property insurance policies necessary to implement the foregoing provisions.

      D. REIMBURSEMENT OBLIGATION OF TENANT. Tenant shall reimburse Landlord for all expense, damages and fines incurred or suffered by Landlord by reason of any breach, violation or nonperformance by Tenant, or its agents, servants or employees, of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant, or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants or employees, in the use or occupancy of the Leased Premises or the Building or Corporate Woods.

      E. TENANT NOTICE OBLIGATIONS. Tenant shall give Landlord immediate notice in case of fire or accidents in the Leased Premises or in the Building. Tenant shall give Landlord prompt notice if any of the insurance coverage and the clauses required to be included in each of Tenant's insurance policies pursuant to the provisions of this Section cannot be obtained. Tenant shall give Landlord immediate notice of any cancellation or change of the terms of any such policy which would affect any such clause or naming.

      F. EVIDENCE OF INSURANCE. On or before the Commencement Date Tenant shall furnish Landlord with a certificate or certificates evidencing the aforesaid insurance coverage, or a copy of the actual insurance policy providing such insurance to coverage. Renewal policies or certificates therefor shall be furnished to Landlord at least thirty (30) days prior to the expiration date of each policy for which either a certificate or a copy of the policy was theretofore furnished to Landlord.

6. Effective immediately, Section 39. NOTICE is hereby revoked in its entirety and replaced with the following provision:

      39.   NOTICE.

      Any notice permitted, provided for or required under this Lease must, unless otherwise expressly provided in this Lease, be in writing, and shall be given or served by depositing the same in the United States mail, postage prepaid, registered or certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party with written acknowledged receipt, or by overnight delivery, when appropriate, addressed to the party to be notified at the address set forth below or such other address, notice of which has been given to the other party. Any such notice shall be effective as of the date it is so delivered, mailed or sent by overnight delivery. If directed to Landlord, it shall be addressed to:

            Knickerbocker Properties, Inc. XXI
            c/o Jones Lang Wootten Realty Advisors
            335 Madison Avenue, Seventh Floor
            New York, New York 10017
            ATTN:  Bruce Morrison

      with a copy directed to:

            MC Real Estate Services
            9401 Indian Creek Parkway, Suite 1000
            Overland Park, Kansas 66210
            ATTN:  General Manager

      If directed to Tenant, it shall be addressed to Tenant at the Leased Premises, with a copy directed to:

            Acceptance Insurance Companies, Inc.
            One Central Park Plaza
            222 South 15th Street, Suite 600 North
            Omaha, Nebraska 68102
            ATTN:  Bert Houle

      All other terms and conditions of said Lease and of any previous modification thereof shall remain unchanged.

      The provisions of this First Lease Modification Agreement shall bind and inure to the benefit of the parties hereto, and to their respective successors and assigns.

      IN WITNESS WHEREOF, said parties have executed this First Lease Modification Agreement in quadruplicate on the day and year first above written.

                                   TENANT:


                                   ACCEPTANCE INSURANCE COMPANIES, INC.,
                                   A DELAWARE CORPORATION


                                   By:  /s/ Raymond N. Siebert
                                   Name:    Raymond N. Siebert
                                   Its:    V.P. Administration


                                   LANDLORD:

                                   KNICKERBOCKER PROPERTIES, INC. XXI,


                                   By:  /s/ Bruce G. Morrison
                                   Name:    Bruce G. Morrison
                                   Its:    Vice President